As filed with the Securities and Exchange Commission on December 24, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2013 – October 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

CARNE HEDGED EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
OCTOBER 31, 2014

Dear Shareholder,

The 2014 Fiscal Year for the Carne Hedged Equity Fund (the “Fund”) has proven Murphy’s Law.   Everything that could go wrong did go wrong and that led to significant underperformance in both absolute and relative terms.  The Fund Institutional shares were -12.00% and the Investor Shares were -12.46% compared to a gain of 17.27% for the S&P 500 Index.  The large out-performance we had since inception has now become underperformance, as what had worked so very well in the previous four years quickly turned against the portfolio.  In an attempt to limit poor performance and shield the strong gains of the previous four years I looked to optimize the hedging without diverting from the core portfolio.  This strategy was a poor choice. Over the past year, utility and financial stocks led the gains in the S&P 500 and these are sectors that our basic tenants of equity investing tend to drive us away from on a regular basis.  With this in mind I would like to expand on the three pillars of our investment thesis, as I did in the Semi Annual Report.

1)
Look for profitable large cap businesses.  This profitability is measured by evaluating the rate of return these businesses can generate on the assets they need to run their operations.  As I wrote in April of 2013, Apple does not need $150 billion sitting in an offshore bank account to make and sell its products and services.  When looking closely at Apple’s rate of return on the assets needed to run the business it appeared to me to be wildly profitable on absolute and relative terms.   As an equity investor I believe the reason to own equities is to own a share of the corporate profits.  For me, there can be no value in owning equity without profitability.  As Warren Buffett wrote in his 1989 shareholder letter, "It's far better to buy a wonderful company at a fair price than a fair company at a wonderful price."

2)
Look for the profitable businesses that have a stock price that looks cheap compared to their entire balance sheet.  Price to earnings ratios are low because they do not include the amount of debt and leverage a company is using to generate its profits.  The stock must look cheap compared to the amount of operating income and the size and structure of the balance sheet.  The social networking phenomenon has produced great examples of this.  Facebook and Twitter are both revolutionary businesses that have the potential to generate huge absolute profits.  The issue, as I see it, is: are those business worth $10 billion or $100 billion?  I have little doubt that buying Facebook at a $10 billion market capitalization could be a good investment but I also fear that paying over $100 billion would be a disastrous one.  To again quote the great investor Warren Buffett, “For an investor paying too high a price for a stock can negate 10 years of positive business results.”

3)
Look to hedge market risk.  We look for great businesses trading at relatively cheap prices but we are not unaware of the pain that market volatility can inflict on investors.  It can be particularly uncomfortable to stick with any market hedge when central banks are printing money and forcing risk assets higher, volatilities in markets are below most long term averages, and there is a wide ranging hope that both the economy and corporate earnings will greatly improve in the near future.  I believe our hedging process is unique and allows us to have a very attractive risk-reward profile, but recently it has been a significant drag on returns.  To keep to our discipline we can repeat another Buffett mantra from the 2008 financial crisis, “Be fearful when others are greedy and greedy only when others are fearful."

Looking forward, I see the end of the Federal Reserve’s bond buying program allowing a wide range of asset types to perform more on their own fundamentals.  In my opinion, we will see a decline in binary “risk on, risk off” market moves. Stock picking and sector allocations will be the most important investment challenge in 2015.  It is my goal that our bottom-up approach with an eye towards mitigating portfolio volatility has the potential to meet and capitalize on this challenge.

Sincerely,

F. Sean Bonner
Founder and Chief Investment Officer
Carne Capital, LLC

CARNE HEDGED EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
OCTOBER 31, 2014

IMPORTANT INFORMATION
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to risks of broad market decline or decline in particular holdings, index call option risk, management risk, focused holdings risk, counterparty risk, sector risk and value stock risk in which stocks may remain undervalued for extended periods of time. Details are located within the Fund’s prospectus.

Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Effective June 18, 2013, Carne Large Cap Value Fund was renamed Carne Hedged Equity Fund. The investment objective and policies, in all material respects, remained the same.

The views in this report were those of the Fund manager as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

CARNE HEDGED EQUITY FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
OCTOBER 31, 2014

The following chart reflects the change in the value of a hypothetical $100,000 investment Institutional Shares, including reinvested dividends and distributions, in the Carne Hedged Equity Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (“S&P 500”), and the secondary benchmark, HFRX Global Hedge Fund Index (“HFRX”), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the S&P 500 and the HFRX include reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 and the HFRX do not include expenses. The Fund is professionally managed while the S&P 500 and the HFRX are unmanaged and are not available for investment.

Comparison of Change in Value of a $100,000 Investment
Carne Hedged Equity Fund vs. S&P 500 Index and HFRX Global Hedge Fund Index

$230,000
$210,000
$190,000
$170,000
$150,000
$130,000
$110,000
$90,000
Carne Hedged Equity Fund - Institutional Shares
S&P 500 Index
HFRX Global Hedge Fund Index
$214,996
$174,771
$108,025
11/2/09
1/31/10
4/30/10
7/31/10
10/31/10
1/31/11
4/30/11
7/31/11
10/31/11
1/31/12
4/30/12
7/31/12
10/31/12
1/31/13
4/30/13
7/31/13
10/31/13
1/31/14
4/30/14
7/31/14
10/31/14

Average Annual Total Returns Periods Ended October 31, 2014	One Year	Since Inception November 2, 2009
Carne Hedged Equity Fund — Investor Shares	-12.46%	11.34%
Carne Hedged Equity Fund — Institutional Shares	-12.00%	11.83%
S&P 500 Index	17.27%	16.56%
HFRX Global Hedge Fund Index	0.96%	1.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 356-9055. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 2.17% and 1.52%, respectively. The Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividends on short sales, acquired fund fees and expenses, and extraordinary expenses) to 2.25% and 2.00% for Investor Shares and Institutional Shares, respectively through March 1, 2015. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement. During the period, certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

CARNE HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2014

Shares	Security Description			Value

Common Stock (a) - 98.8%
Consumer Discretionary - 27.0%
12,992	Bed Bath & Beyond, Inc. (b)			$874,881
14,889	CBS Corp., Class B			807,281
22,840	Coach, Inc.			785,239
21,486	Discovery Communications, Inc., Class A (b)			759,530
15,278	Dollar Tree, Inc. (b)			925,388
10,162	GameStop Corp., Class A			434,527
9,864	McGraw-Hill Financial, Inc.			892,495
11,283	Ross Stores, Inc.			910,764
10,878	Scripps Networks Interactive, Inc., Class A			840,217
19,152	The Gap, Inc.			725,669
11,063	Time Warner, Inc.			879,177
35,696	Time, Inc. (b)			806,373
10,592	Viacom, Inc., Class B			769,826
				10,411,367
Consumer Staples - 13.7%
13,408	Dr. Pepper Snapple Group, Inc.			928,504
14,566	Kraft Foods Group, Inc.			820,794
14,297	Lorillard, Inc.			879,266
14,788	Reynolds American, Inc.			930,313
11,380	The Estee Lauder Cos., Inc., Class A			855,548
9,053	The Hershey Co.			868,273
				5,282,698
Energy - 2.1%
13,372	Oil States International, Inc. (b)			798,843

Financial - 4.4%
26,260	H&R Block, Inc.			848,461
19,317	The NASDAQ OMX Group, Inc.			835,654
				1,684,115

Healthcare - 2.3%
7,069	WellPoint, Inc.			895,572

Industrials - 12.3%
13,178	Emerson Electric Co.			844,183
4,801	Lockheed Martin Corp.			914,927
6,438	Northrop Grumman Corp.			888,186
32,268	Pitney Bowes, Inc.			798,310
8,349	Raytheon Co.			867,294
4,700	Stanley Black & Decker, Inc.			440,108
				4,753,008
Information Technology - 30.4%
10,615	Accenture PLC, Class A			861,089
20,439	Apple, Inc. (c)			2,207,412
29,712	CA, Inc.			863,431
23,414	Hewlett-Packard Co.			840,094
4,407	IBM Corp.			724,511
25,610	Oracle Corp.			1,000,071
8,466	SanDisk Corp.			796,989
18,376	Science Applications International Corp.			898,770
35,064	Symantec Corp.			870,288
18,827	Teradata Corp. (b)			796,759
15,254	VeriSign, Inc. (b)			911,579
3,910	Visa, Inc., Class A			943,991
				11,714,984
Materials - 2.2%
3,351	CF Industries Holdings, Inc.			871,260

Telecommunications - 4.4%
33,672	Cisco Systems, Inc.			823,954

Shares	Security Description			Value

17,384	Verizon Communications, Inc.			$873,546
				1,697,500
Total Common Stock (Cost $33,441,306)				38,109,347

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options (b) - 0.1%
Call Options Purchased - 0.1%
100	Apple, Inc.	$105.00	12/14	44,500

Total Call Options Purchased (Premiums Paid $28,742)				44,500
Total Purchased Options (Premiums Paid $28,742)				44,500
Total Investments in Securities - 98.9% (Cost $33,470,048)*				$38,153,847

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options (b) - (0.5)%
Call Options Written - (0.5)%
(100)	Apple, Inc.	$105.00	12/14	$(39,500)
(25)	S&P 500 Index	2,010.00	11/14	(41,050.0)
(25)	S&P 500 Index	2,025.00	11/14	(33,375.0)
(25)	S&P 500 Index	2,000.00	11/14	(68,625.0)
(25)	S&P 500 Index	2,040.00	11/14	(25,250.0)
Total Call Options Written (Premiums Received $(78,892))				(207,800)
Total Written Options - (0.5)% (Premiums Received $(78,892))*				$(207,800)
Other Assets & Liabilities, Net – 1.6%				634,033
Net Assets – 100.0%				$38,580,080

PLC	Public Limited Company
(a)	All or a portion of these securities are pledged as collateral for written options.
(b)	Non-income producing security.
(c)	Subject to call option written by the Fund.

*	Cost for federal income tax purposes is $33,722,784 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,310,276
Gross Unrealized Depreciation	(1,087,013)
Net Unrealized Appreciation	$4,223,263

See Notes to Financial Statements.                            4

CARNE HEDGED EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2014

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of October 31, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**

Level 1 - Quoted Prices	$38,153,847	$(113,925)
Level 2 - Other Significant Observable Inputs	-	(93,875)
Level 3 - Significant Unobservable Inputs	-	-
Total	$38,153,847	$(207,800)

**Other Financial Instruments are derivative instruments not reflected in the Total Investments in Securities, such as written call options, which are valued at their market value at year end.

The Level 1 value displayed in the Investments in Securities column of this table is Common Stock and Purchased Options. Refer to the Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended October 31, 2014.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	27.3%
Consumer Staples	13.8%
Energy	2.1%
Financial	4.4%
Healthcare	2.3%
Industrials	12.5%
Information Technology	30.7%
Materials	2.3%
Telecommunications	4.5%
Purchased Options	0.1%
100.0%

See Notes to Financial Statements.                         5

CARNE HEDGED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS
Total investments, at value (Cost $33,470,048)	$38,153,847
Cash	569,182
Receivables:
Investment securities sold	848,125
Dividends and interest	23,279
Prepaid expenses	6,215
Total Assets	39,600,648

LIABILITIES
Call options written, at value (Premiums received $78,892)	207,800
Payables:
Investment securities purchased	681,435
Fund shares redeemed	63,373
Accrued Liabilities:
Investment adviser fees	30,001
Trustees’ fees and expenses	13
Fund services fees	15,534
Other expenses	22,412
Total Liabilities	1,020,568

NET ASSETS	$38,580,080

COMPONENTS OF NET ASSETS
Paid-in capital	$27,866,958
Accumulated net realized gain	6,158,231
Net unrealized appreciation	4,554,891
NET ASSETS	$38,580,080

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	32,955
Institutional Shares	2,734,900

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $458,061)	$13.90
Institutional Shares (based on net assets of $38,122,019)	$13.94

See Notes to Financial Statements.                         6

CARNE HEDGED EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2014

INVESTMENT INCOME
Dividend income	$1,280,206
Interest income	3,803
Total Investment Income	1,284,009

EXPENSES
Investment adviser fees	575,130
Fund services fees	184,200
Transfer agent fees:
Investor Shares	702
Institutional Shares	1,943
Non 12b-1 shareholder servicing fees:
Institutional Shares	55,413
Distribution fees:
Investor Shares	2,321
Custodian fees	18,910
Registration fees:
Investor Shares	3,561
Institutional Shares	18,308
Professional fees	57,552
Litigation expenses	88,596
Trustees' fees and expenses	2,614
Miscellaneous expenses	27,861
Total Expenses	1,037,111
Fees waived and expenses reimbursed	(1,600)
Net Expenses	1,035,511

NET INVESTMENT INCOME	248,498

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,193,839
Written options	(2,842,333)
Net realized gain	6,351,506
Net change in unrealized appreciation (depreciation) on:
Investments	(12,984,527)
Written options	(263,846)
Net change in unrealized appreciation (depreciation)	(13,248,373)
NET REALIZED AND UNREALIZED LOSS	(6,896,867)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,648,369)

See Notes to Financial Statements.                            7

CARNE HEDGED EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended October 31,
	2014	2013
OPERATIONS
Net investment income	$248,498	$796,521
Net realized gain	6,351,506	3,606,377
Net change in unrealized appreciation (depreciation)	(13,248,373)	13,418,345
Increase (Decrease) in Net Assets Resulting from Operations	(6,648,369)	17,821,243

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,604)	(4,253)
Institutional Shares	(323,493)	(775,636)
Net realized gain:
Investor Shares	(47,472)	(24,274)
Institutional Shares	(3,261,949)	(2,564,985)
Total Distributions to Shareholders	(3,634,518)	(3,369,148)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	408,065	503,069
Institutional Shares	35,953,232	3,868,869
Reinvestment of distributions:
Investor Shares	48,980	28,013
Institutional Shares	3,582,015	3,335,105
Redemption of shares:
Investor Shares	(714,654)	(113,837)
Institutional Shares	(61,882,873)	(2,768,689)
Increase (Decrease) in Net Assets from Capital Share Transactions	(22,605,235)	4,852,530
Increase (Decrease) in Net Assets	(32,888,122)	19,304,625

NET ASSETS
Beginning of Year	71,468,202	52,163,577
End of Year (Including line (a))	$38,580,080	$71,468,202

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	25,217	34,341
Institutional Shares	2,398,348	251,851
Reinvestment of distributions:
Investor Shares	3,068	2,173
Institutional Shares	224,418	256,531
Redemption of shares:
Investor Shares	(48,873)	(7,892)
Institutional Shares	(4,124,380)	(191,983)
Increase (Decrease) in Shares	(1,522,202)	345,021
(a) Undistributed net investment income	$-	$16,632

See Notes to Financial Statements.                      8

CARNE HEDGED EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended October 31,	November 2, 2009 (a) through October 31,
2014	2013	2012	2011	2010
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$16.65	$13.23	$12.67	$11.38	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	—	(c)	0.08	0.05	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(1.98)	4.10	1.44	1.59	1.40
Total from Investment Operations	(1.98)	4.18	1.49	1.58	1.38
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)	(0.11)	—	(c)	(0.02)	—
Net realized gain	(0.75)	(0.65)	(0.93)	(0.27)	—
Total Distributions to Shareholders	(0.77)	(0.76)	(0.93)	(0.29)	—
NET ASSET VALUE, End of Period	$13.90	$16.65	$13.23	$12.67	$11.38
TOTAL RETURN	(12.46)%	33.32%	12.89%	14.05%	13.80	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$458	$892	$330	$3,582	$449
Ratios to Average Net Assets:
Net investment income (loss)	0.02%	0.56%	0.36%	(0.07)%	(0.19	)%(e)
Net expense	2.25%	2.17%	2.10%	2.00%	1.97	%(e)
Gross expense	2.42	%(f)	2.17%	2.33	%(f)	2.15	%(f)	28.33	%(e)(f)
PORTFOLIO TURNOVER RATE	172%	73%	101%	72%	95	%(d)

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$16.66	$13.22	$12.68	$11.38	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.06	0.19	0.09	0.04	(0.02)
Net realized and unrealized gain (loss)	(1.96)	4.10	1.47	1.57	1.41
Total from Investment Operations	(1.90)	4.28	1.56	1.61	1.39
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)	(0.19)	(0.09)	(0.04)	(0.01)
Net realized gain	(0.75)	(0.65)	(0.93)	(0.27)	—
Total Distributions to Shareholders	(0.82)	(0.84)	(1.02)	(0.31)	(0.01)
NET ASSET VALUE, End of Period	$13.94	$16.66	$13.22	$12.68	$11.38
TOTAL RETURN	(12.00)%	34.27%	13.47%	14.40%	13.94	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$38,122	$70,576	$51,834	$39,805	$31,601
Ratios to Average Net Assets:
Net investment income (loss)	0.42%	1.33%	0.66%	0.31%	(0.15	)%(e)
Net expense	1.70%	1.52%	1.65%	1.64%	1.95	%(e)
Gross expense	1.70%	1.52%	1.73	%(f)	1.78	%(f)	2.48	%(e)(f)
PORTFOLIO TURNOVER RATE	172%	73%	101%	72%	95	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                      9

CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2014

Note 1. Organization

The Carne Hedged Equity Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Fund commenced operations on November 2, 2009. The Fund’s investment objective is to achieve long-term capital appreciation. Effective June 18, 2013, Carne Large Cap Value Fund was renamed Carne Hedged Equity Fund.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2014

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of October 31, 2014, are disclosed in the Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of October 31, 2014 are disclosed in the Fund’s Schedule of Investments.

Transactions in written options during the year ended October 31, 2014, were as follows:

	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, October 31, 2013	(395)	$(280,613)	-	$-
Options written	(7,701)	(5,819,908)	(225)	(16,558)
Options terminated in closing transactions	6,624	5,565,229	225	16,558
Options exercised	50	9,952	-	-
Options expired	1,222	446,448	-	-
Options Outstanding, October 31, 2014	(200)	$(78,892)	-	$-

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing

CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2014

treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. On December 12, 2014, the Fund paid a distribution of $2.38879 in long-term capital gains per share related to the year ended October 31, 2014.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of October 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner. The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Carne Capital, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.95% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Litigation expenses – In connection with a lawsuit brought against the Fund’s Adviser, the Fund incurred legal expenses.  The amount disclosed on the Fund’s statement of operations sets forth such legal expenses incurred by the Fund.   The Fund does not anticipate any further legal expenses related to this matter.

CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2014

Note 4. Expense Cap Agreement

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend on short sales, acquired fund fees and expenses, and extraordinary expenses) of Investor Shares to 2.25%, and Institutional Shares to 2.00% through at least March 1, 2015. For the year ended October 31, 2014, the Adviser waived fees of $1,600.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed the expense caps. The amount of fees waived or expenses reimbursed eligible for recoupment are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed Eligible for Recoupment	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
October 31, 2012	$451	October 31, 2015	$451
October 31, 2014	$1,600	October 31, 2017	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended October 31, 2014, were $96,555,056 and $134,264,462, respectively.

Note 6. Summary of Derivative Activity

The volume of open derivative positions many vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended October 31, 2014, for any derivative type that was held during the period is as follows:

Purchased Options	$22,550,367
Written Options	5,836,465

The Fund’s use of derivatives during the year ended October 31, 2014, was limited to written options and purchased options.

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of October 31, 2014:

Location:	Equity Contracts
Asset derivatives:
Total investments, at value	$44,500

Liability derivatives:
Call options written, at value	(207,800)

CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2014

Realized and unrealized gains and losses on derivatives contracts during the year ended October 31, 2014, by the Fund are recorded in the following locations on the Statement of Operations:

Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$(10,185,203)
Written options	(2,842,333)
Total net realized gain (loss)	$(13,027,536)

Net change in unrealized appreciation (depreciation) on:
Investments	$174,625
Written options	(263,846)
Total net change in unrealized appreciation (depreciation)	$(89,221)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at October 31, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Assets:
Over-the-counter derivatives*	$44,500	$-	$(44,500)	$-
Liabilities:
Over-the-counter derivatives*	(207,800)	207,800	-	-

*
Over-the-counter derivatives may consist of purchased and written options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2014	2013
Ordinary Income	$959,231	$2,473,339
Long-Term Capital Gain	2,675,287	895,809
	$3,634,518	$3,369,148

As of October 31, 2014, distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	$6,489,859
Unrealized Appreciation	4,223,263
Total	$10,713,122

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to mark-to-market on section 1256 contracts and the tax deferral of losses on wash sales. The Fund invests in broad based options which qualify under section 1256 of the Internal Revenue Code. Each section 1256 contract is treated as sold for its fair market value on the last business day of its taxable year and any gain or loss realized upon sale or mark-to-market is treated as 60% long term and 40% short term.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended October 31, 2014. The following reclassification was the result of re-designation of distributions and has no impact on the net assets of the Fund.

CARNE HEDGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2014

Accumulated Net Investment Income (Loss)	$59,967
Undistributed Net Realized Gain (Loss)	(59,967)

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Carne Hedged Equity Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of Carne Hedged Equity Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period November 2, 2009 (commencement of operations) to October 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Carne Hedged Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period November 2, 2009 to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December  23, 2014

CARNE HEDGED EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 356-9055 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 356-9055 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014, through October 31, 2014.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CARNE HEDGED EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2014

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	May 1, 2014	October 31, 2014	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$916.29	$10.87	2.25%
Hypothetical (5% return before taxes)	$1,000.00	$1,013.86	$11.42	2.25%
Institutional Shares
Actual	$1,000.00	$918.69	$9.29	1.92%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.53	$9.75	1.92%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income.

The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Fund also designates 0.09% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 72.36% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 356-9055.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	30	Trustee, Forum Funds II and Forum ETF Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.

CARNE HEDGED EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	30	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTX Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

CARNE
FUNDS

FOR MORE INFORMATION
Carne Hedged Equity Fund
P.O. Box 588
Portland, ME 04112
(877) 356-9055
www.carnecapital.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

239-ANR-1014

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were  $14,500 in 2013 and $14,500 in 2014.

(b)
Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2013 and $0 in 2014.

(c)
Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2013 and $3,000 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)
All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

(e)(1)
The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2013 and $0 in 2014. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h)
During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date       12/19/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By    /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date   12/19/14

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date   12/19/14